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                                                                    EXHIBIT 21.2

SUBSIDIARIES OF LIFEPOINT HOSPITALS HOLDINGS, INC.:

America Group Offices, LLC
America Management Companies, LLC
AMG - Crockett, LLC
AMG - Hilcrest, LLC
AMG - Hillside, LLC
AMG - Livingston, LLC
AMG - Logan, LLC
AMG - Southern Tennessee, LLC
AMG - Trinity, LLC
Ashley Valley Medical Center, LLC
Ashley Valley Physician Practice, LLC
Athens Physician Practice, LLC
Athens Regional Medical Center, LLC
Barrow Medical Center, LLC
Bartow Healthcare Partner, Inc.
Bartow Healthcare System Ltd.
Bartow Memorial Limited Partner, LLC
Bourbon Community Hospital, LLC
Bourbon Physician Practice, LLC
Buffalo Trace Radiation Oncology Associates, LLC
Castleview Hospital, LLC
Castleview Medical, LLC
Castleview Physician Practice, LLC
Community Hospital of Andalusia, Inc.
Community Medical, LLC
Crockett Hospital, LLC
Crockett PHO, LLC
Dodge City Healthcare Group, LP  (70%)
Dodge City Healthcare Partner, Inc.
Georgetown Community Hospital, LLC
Georgetown Rehabilitation, LLC
Halstead Hospital, LLC
HCK Logan Memorial, LLC
HDP Andalusia, LLC
HDP Georgetown, LLC
Hillside Hospital, LLC
HST Physician Practice, LLC
HTI Georgetown, LLC
HTI PineLake, LLC
Integrated Physician Services, LLC
Kansas Healthcare Management Company, Inc.
Kansas Healthcare Management Services, LLC
Kentucky Hospital, LLC
Kentucky Medserv, LLC
Kentucky MSO, LLC
Kentucky Physician Services, Inc.
Lake Cumberland Regional Hospital, LLC
Lake Cumberland Regional Physician Hospital Organization, LLC
Lake Cumberland Surgery Center, LP
Lander Valley Medical Center, LLC
LHSC, LLC
LifePoint Asset Management Company, Inc.
LifePoint Corporate Services, General Partnership


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LifePoint CSGP, LLC
LifePoint CSLP, LLC
LifePoint Holdings 2, LLC
LifePoint Holdings 3, Inc.
LifePoint Medical Group - Hillside, Inc.
LifePoint of GAGP, LLC
LifePoint of Georgia, Limited Partnership
LifePoint of Kentucky, LLC
LifePoint of Lake Cumberland, LLC
LifePoint RC, Inc.
Livingston Regional Hospital, LLC
Logan Medical, LLC
Logan Memorial Hospital, LLC
Logan Physician Practice, LLC
Meadowview Physician Practice, LLC
Meadowview Regional Medical Center, LLC
Meadowview Rights, LLC
PineLake Physician Practice, LLC
PineLake Regional Hospital, LLC
Poitras Practice, LLC
Putnam Community Medical Center, LLC
Putnam Diagnostic Imaging Center, LLC
R. Kendall Brown Practice, LLC
Riverton Memorial Hospital, LLC
Riverton Physician Practices, LLC
Riverview Medical Center, LLC
Select Healthcare, LLC
Siletchnik Practice, LLC
Smith County Memorial Hospital, LLC
Somerset Surgery Partner, LLC
Southern Tennessee EMS, LLC
Southern Tennessee Medical Center, LLC
Southern Tennessee PHO, LLC
Springhill Medical Center, LLC
Springhill MOB, LLC
Springhill Physician Practice, LLC
THM Physician Practice, LLC
Ville Platte Medical Center, LLC
Western Plains Regional Hospital, LLC
Woodford Hospital, LLC